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                                                    EXHIBIT 23(a)


                  CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Mid-America Bancorp:


We consent to the use of our report incorporated herein by reference.


 /s/ KPMG Peat Marwick LLP


Louisville, Kentucky
January 27, 1998